UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

CINCINNATI BELL INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8519	31-1056105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street, Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (513)  397-9900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares ($0.01 par value)	CBB	New York Stock Exchange
Depositary Shares, each representing 1/20 interest in a Share of 6 ¾% Cumulative Convertible Preferred Stock, without par value	CBB.PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On February 18, 2021, Cincinnati Bell Inc. (“Cincinnati Bell” or the “Company”) reported its financial results for the full year and fourth quarter of 2020, which are discussed in more detail in the press release (the “Press Release”) attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference into this Item 2.02.

Item 8.01     Other Events

On February 18, 2021, Cincinnati Bell will make available the Press Release on the “Investor Relations” section of Cincinnati Bell’s website located at https://investor.cincinnatibell.com.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	Exhibit 99.1	Press Release dated February 18, 2021

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

This release may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements concerning plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to acquisitions and restructuring, business trends, statements regarding the Transaction and the expected timetable for completing the Transaction, are forward-looking statements. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this report. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements, including, but not limited to:

•	those discussed in this release;
•

the global outbreak of COVID-19 and related government, private sector and individual consumer responsive actions have adversely affected the Company’s business operations, employee availability, financial performance, liquidity and cash flow and are expected to continue to do so for an unknown period of time;

•	the Company operates in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share;
•	the Company may be unable to grow its revenues and cash flows despite the initiatives it has implemented;
•	failure to anticipate the need to introduce new products and services or to compete with new technologies may compromise the Company’s success in the telecommunications industry;
•

the Company’s access lines, which generate a significant portion of our cash flows and profits, are decreasing in number.  If the Company continues to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted;

•

negotiations with the providers of content for our video programming may not be successful, potentially resulting in our inability to carry certain programming channels, which could result in the loss of subscribers.  In addition, due to the influence of some content providers, we may be forced to pay higher rates for some content, resulting in increased costs;

•

the Company's failure to meet performance standards under its agreements could result in customers terminating their relationships with the Company or customers being entitled to receive financial compensation, leading to reduced revenues and/or increased costs;

•	the Company generates a substantial portion of revenue by serving a limited geographic area;
•

one large customer accounts for a significant portion of the Company’s accounts receivable.  The loss or significant reduction in business from this customer would cause operating results to decline and could negatively impact profitability and cash flows;

•

maintaining the Company's telecommunications networks requires significant capital expenditures, and the Company's inability or failure to maintain its telecommunications networks could have a material impact on the Company’s market share and ability to generate revenue;

•	increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers;
•	we may be liable for the material that content providers distribute over our networks;
•

an IT and/or network security breach or cyber-attack may lead to unauthorized use or disabling of our network, theft of customer data or other sensitive data, unauthorized use or publication of our confidential business information and could have a material adverse effect on our business;

•	weather conditions, natural disasters, terrorist acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations;
•

the Company depends on a number of third-party providers and the loss of or problems with one or more of these providers may impede the Company’s growth, cause it to lose customers or materially and adversely impact our business, financial condition, and results of operations;

•	a failure of back-office information technology systems could adversely affect the Company’s results of operations and financial condition;
•

if the Company fails to extend or renegotiate its collective bargaining agreements with its labor unions when they expire, or if the Company’s unionized employees were to engage in a strike or other work stoppage, the Company’s business and operating results could be materially harmed;

•

the Company’s debt could limit its ability to fund operations, raise additional capital, and fulfill its obligations, which, in turn, would have a material adverse effect on the Company’s businesses and prospects generally;

•

the Company’s credit agreement, the indenture governing the Company's notes due 2024, the indenture governing the Company's notes due 2025 and other indebtedness impose significant restrictions on the Company;

•

the Company depends on its revolving credit facility and receivables facility to provide for its short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited;

•	the servicing of the Company’s indebtedness is dependent on its ability to generate cash, which could be impacted by many factors beyond the Company’s control;

•	the Company depends on the receipt of dividends or other intercompany transfers from its subsidiaries and investments;
•	the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact the Company's business and financial condition;
•	adverse changes in the value of assets or obligations associated with the Company’s employee benefit plans could negatively impact shareowners’ deficit and liquidity;
•	the trading price of the Company's common stock may be volatile, and the value of an investment in the Company's common stock may decline;
•	there are material uncertainties and risks associated with the MIP merger agreement and Transaction;
•	the Transaction may not be completed in a timely manner or at all;
•	failure to complete the Transaction could negatively impact the Company's business, financial results and stock price;
•	the Company has incurred, and will incur, substantial direct and indirect costs as a result of the Transaction;
•	the Company’s future cash flows could be adversely affected if it is unable to fully realize its deferred tax assets;
•

changes in tax laws and regulations, and actions by federal, state and local taxing authorities related to the interpretation and application of such tax laws and regulations, could have a negative impact on the Company's financial results and cash flows;

•

the regulation of the Company’s businesses by federal and state authorities may, among other things, place the Company at a competitive disadvantage, restrict our ability to price our products and services competitively, and threaten our operating licenses;

•

third parties may claim that the Company is infringing upon their intellectual property, and the Company could suffer significant litigation or licensing expenses or be prevented from selling products;

•	third parties may infringe upon the Company’s intellectual property, and the Company may expend significant resources enforcing its rights or suffer competitive injury;
•	the Company could be subject to a significant amount of litigation, which could require the Company to pay significant damages or settlements;
•	the Company could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws;
•	the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports; and
•	other factors outside the Company's control.

These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: February 18, 2021	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 18, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)